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                                   EXHIBIT 5

                              FORM OF APPLICATION










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
CANADA LIFE                                                                                TRILLIUM(R)
INSURANCE COMPANY OF AMERICA                                                           APPLICATION FOR
P.O. BOX 105662                                             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
ATLANTA, GA  30348-5662           (FOR ALL STATES EXCEPT AZ, AR, CO, FL, KY, NJ, NY, OH, OR, PA AND WA)
(800) 905-1959

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1. OWNERS (APPLICANTS)
---------------------------------------------------------------------

Name*
     ---------------------------------------------------------------
               First             Middle           Last
Address
       -------------------------------------------------------------
              Street

       -------------------------------------------------------------

               City        State               Zip

Sex [ ]  M  [ ]  F   Other     Date of Birth [      ] [     ] [     ]
                                               Month    Day     Year
Daytime Phone Number  (   )
                           -----------------------------------------
[ ][ ][ ][ ][ ][ ][ ][ ][ ]   or   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Social Security Number                  Tax ID Number

Client Brokerage Acct. # (If applicable)
                                         ---------------------------
====================================================================
JOINT OWNER (Optional)
Name*
     ---------------------------------------------------------------
            First                Middle           Last

Sex [ ]  M  [ ]  F   Other     Date of Birth [      ] [     ] [     ]
                                               Month    Day     Year

[ ][ ][ ][ ][ ][ ][ ][ ][ ]   or   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                Tax ID Number
---------------------------------------------------------------------
2.  BENEFICIARIES
---------------------------------------------------------------------
  Enclose signed letter if more information is required.
1.  Name*
         ------------------------------------------------------------
              First              Middle           Last

     Social Security Number          or       Tax ID Number

Relationship                              Percentage                %
            ------------------------------           ---------------
2.  Name*
         -----------------------------------------------------------
              First              Middle       Last

[ ][ ][ ][ ][ ][ ][ ][ ][ ]   or   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number               Tax ID Number

Relationship                              Percentage                %
            ------------------------------          ----------------
=====================================================================

CONTINGENT BENEFICIARY
Name*
     ---------------------------------------------------------------
              First              Middle       Last

[ ][ ][ ][ ][ ][ ][ ][ ][ ]   or   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                   Tax ID Number
Relationship                              Percentage           %
            ------------------------------          -----------
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3.  TYPE OF ACCOUNT (MUST BE COMPLETED)
--------------------------------------------------------------------
[ ] IRA:   Traditional  [ ] Roth          [ ] Simple      [ ] SEP
IRA Transfer/Rollover?  [ ] Yes           [ ] No

IRA Tax Year is
                ------------------------

[ ] 401(k)              [ ] 457           [ ] Non-Qualified
[ ] 403(b)              [ ] Keogh (HR-10) [ ] Other
                                                   ----------------

* Unless subsequently changed in accordance with terms of
  Policy issued.
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4.  ANNUITANTS  (IF DIFFERENT FROM OWNER)
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Name*
     --------------------------------------------------------------
         First             Middle        Last
Address
       ------------------------------------------------------------
          Street

       ------------------------------------------------------------
          City             State            Zip

Sex [ ]  M  [ ]  F   Other    Date of Birth [      ] [     ] [     ]
                                              Month    Day     Year
[ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number
===================================================================
JOINT-ANNUITANT (Optional)

Name*
     -------------------------------------------------------------
         First             Middle      Last

Sex [ ]  M  [ ]  F   Other    Date of Birth [      ] [     ] [     ]
                                              Month    Day     Year

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number
-------------------------------------------------------------------
5.  MY INVESTMENT
-------------------------------------------------------------------

Allocate payment with application of $                as indicated
below (MUST TOTAL 100%):              --------------

    %  Cash Management     (21)       %  Income               (22)
----                            -----
    %  Bond                (23)       %  Common Stock         (24)
----                            -----
    %  Capital             (25)       %  International        (26)
----                            -----
    %  Communic. & Inform. (27)       %  Global Growth Oppor. (28)
----                            -----
    %  Global Smaller Cos. (29)       %  Frontier             (41)
----                            -----
    %  High Yield Bond     (42)       %  Global Technology    (43)
----                            -----
    %  Small-Cap Value     (44)       %  Large-Cap Value      (45)
----                            -----

[ ] Check here if you are using Seligman Time Horizon MatrixSM.
If so, PLEASE LEAVE INVESTMENT ALLOCATION BLANK IN THIS SECTION
AND ATTACH TIME HORIZON MATRIXSM ELECTION FORM.

-------------------------------------------------------------------
        FIXED ACCOUNT OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)
      % 1 Yr. (201)        % 5 Yr. (205)        % 10 Yr. (210)
-----              -------                ------
      % 3 Yr. (203)        % 7 Yr. (207)
-----              -------
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6.  PRE-AUTHORIZED CHECK (PAC)
I authorize the Company to collect $_________ (MINIMUM $100/$50-IRA) starting on by initiating electronic debit entries to my account. Select One: [ ] Checking (attach voided check)[ ] Savings (attach deposit slip)
If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.
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7.  REPLACEMENT
--------------------------------------------------------------------

Will this Annuity replace or change any other insurance or annuity?

[ ] No [ ]  Yes -  Company
                           --------------------------------------
                   Policy No.        Please attach replacement forms.)
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8.  FOR AGENTS ONLY
--------------------------------------------------------------------
Questions?  Contact either your broker/dealer or Canada Life at
            (800) 905-1959.

[ ] Option A  (Trail)  [ ] Option B  (No Trail)
[ ] Option C  (Trail)  [ ] Option D  (Trail)


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9. SERVICE OPTIONS
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BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO
INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S). I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.


================================================================================
[                 ]  TELEPHONE TRANSFER AUTHORIZATION
I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================

[                 ]  DOLLAR COST AVERAGING*
I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $           From                    Start Date
          -----------     ------------------            ----------------

Stop Date            or Number of Transfers                on a
         ------------                       --------------

[ ]  Monthly  [ ]  Quarterly  [ ]  Semi-Annually  [ ]  Annually

Transfer above amount to (please use numeric codes listed in Section 5):



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10. REMARKS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


===============================================================================

[              ]   SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)*

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.

Select One: [ ] Checking (attach voided check)
            [ ] Savings (attach deposit slip)
Withdraw:   [ ] Maximum amount allowed without incurring a Surrender Charge,
                or  $___________ , to start on           /        /
                                               ---------------------------
                                                 Month     Day      Year

Stop Date: _____________________ or Number of Withdrawals: ____________.
Withdraw From (please use numeric codes listed in Section 5):

-------------      ---------------      ------------     -------------
-------------      ---------------      ------------     -------------
-------------      ---------------      ------------     -------------
-------------      ---------------      ------------     -------------

Frequency of Withdrawal: [ ] Monthly [ ] Quarterly [ ] Semi-Annually
                         [ ] Annually
Please [ ] Withhold [ ] Do Not Withhold Federal Income Taxes. (If left blank, 10% of federal taxes will be automatically withheld).

NOTE: WITHDRAWALS FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.

================================================================================

[                  ]  PORTFOLIO REBALANCING *

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing:[ ]  Quarterly [ ]   Semi-Annually [  ]   Annually

--------------------------------------------------------------------------------
11.  SIGNATURES
--------------------------------------------------------------------------------
STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN, OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 & 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THE POLICY. [ ] I/WE REQUEST THE STATEMENT OF ADDITIONAL INFORMATION.

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
 Signed in (State)               Date Signed         Signature of Owner/Applicant        Signature of Joint Owner

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 Signature of Annuitant                              Signature of Joint-Annuitant        Signature of Irrevocable Beneficiary
(if different from Owner)                            (if different from Owner)             (if designated)

STATEMENT OF AGENT: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ] is [ ] is not involved.


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
  Print Registered Representative/Agent Name        Name of Firm                                               Date Signed

------------------------------------------------------------------------------------------------------------------------------
  Signature of Agent                                Branch Address(if designated)

------------------------------------------------------------------------------------------------------------------------------
  Agent Number                                      State License ID Number                Agent Phone Number Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.